Exhibit 10.3

EXECUTION VERSION

TRANSFER AND SERVICING

AGREEMENT

among

GMF FLOORPLAN OWNER REVOLVING TRUST,

Issuer,

GMF WHOLESALE RECEIVABLES LLC,

Transferor,

and

AMERICREDIT FINANCIAL SERVICES, INC. d/b/a GM FINANCIAL,

Servicer

Dated as of March 27, 2013

i

EXHIBIT A – Form of Assignment of Receivables in Additional Accounts

EXHIBIT B – Form of Reassignment of Receivables in Redesignated Accounts

EXHIBIT C – Servicing Items

SCHEDULE I – Account Schedule

ii

TRANSFER AND SERVICING AGREEMENT, dated as of March 27, 2013 (as modified, supplemented, amended or restated from time to time, this “Agreement”) by and among GMF WHOLESALE RECEIVABLES LLC, a Delaware limited liability company (“GMWR”, or the “Transferor”), GMF FLOORPLAN OWNER REVOLVING TRUST, a Delaware statutory trust (the “Issuer”), and AMERICREDIT FINANCIAL SERVICES, INC. d/b/a GM FINANCIAL, a Delaware corporation (“GMF”, or the “Servicer”).

RECITALS

A. The parties hereto desire, among other things, to provide for the sale by the Transferor to the Issuer on the first Series Issuance Date and from time to time thereafter of the Receivables arising in connection with the Accounts and to provide for the servicing of such Receivables by the Servicer.

B. Such Receivables have been originally purchased by the Transferor from GMF, as Seller, pursuant to the Receivables Purchase Agreement and, upon the sale of such Receivables by the Transferor to the Issuer pursuant to the terms hereof, will secure the Notes issued by the Issuer from time to time under the Indenture and the Indenture Supplements.

In consideration of the mutual covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

ARTICLE I

DEFINITIONS

Section 1.01 Definitions.

All terms used herein and not otherwise defined herein have the meanings ascribed to them in the Annex of Definitions attached as Annex A to the Indenture, dated as of March 27, 2013, between the Issuer and Wells Fargo Bank, National Association, as indenture trustee. Whenever used in this Agreement, such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

Section 1.02 Other Definitional Provisions.

(a) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement, the Annex of Definitions or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement, Annex of Definitions or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement, Annex of Definitions or in any such instrument, certificate or other document shall control.

(c) Unless otherwise specified, references to any dollar amount on any particular date mean such amount at the close of business on such day.

(d) The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(e) Any agreement, instrument or statute defined or referred to herein or in any instrument governed hereby or certificate or other document delivered or made in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

(f) As used herein, uncapitalized terms shall have the meanings, if any, ascribed thereto in the UCC in effect in the applicable jurisdiction(s).

ARTICLE II

TRANSFER OF RECEIVABLES

Section 2.01 Transfer of Receivables.

(a) By execution of this Agreement, the Transferor does hereby acknowledge and confirm that on the first Series Issuance Date it will and hereby will continue to sell, transfer, assign, set-over and otherwise convey, without recourse (except as expressly provided herein), to the Issuer and grant a security interest to the Issuer in, the following property, in each case, on and as of the dates specified below:

(i) on the first Series Issuance Date, (A) all of its right, title and interest in, to and under each Receivable existing in or arising in connection with each Initial Account (from and including the Cutoff Date to and including the first Series Issuance Date) and all Related Security, including the Transferor’s interest in the security interests granted by the Dealers in the related Vehicles and any subordinated security interests in other Collateral with respect to such Receivable owned by the Transferor at the close of business on the Cutoff Date, (B) all of its rights under the Receivables Purchase Agreement with respect to such Receivable, (C) all of its rights under the related Sales and Service Agreement, (D) all of its rights under intercreditor agreements with third-party creditors of Dealers with respect to each such Initial Account, (E) all of its rights under the related Floorplan Financing Agreement, (F) all proceeds of the foregoing owned by the Transferor at the close of business on the Cutoff Date and (G) all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including “proceeds,” as defined in the UCC as in effect in the applicable jurisdiction) and Recoveries with respect thereto;

(ii) on the applicable Addition Date, (A) all of its right, title and interest in, to and under each Receivable existing in or arising in connection with each Additional Account (from and including the related Additional Cutoff Date to and including the related Addition Date) related to such Addition Date and all Related Security, including the Transferor’s interest in the security interests granted by the Dealers in the related Vehicles and any subordinated security interests in other Collateral with respect to such Receivable owned by the Transferor at the close of business on the applicable Additional Cutoff Date and not previously transferred to the Issuer pursuant hereto, (B) all of its rights under the Receivables Purchase Agreement with respect to such Receivable, (C) all of its rights under the related Sales and Service Agreement, (D) all of its rights under intercreditor agreements with third-party creditors of Dealers with respect to each such Additional Account, (E) all of its rights under the related Floorplan Financing Agreement, (F) all proceeds of the foregoing owned by the Transferor at the close of business on the Additional Cutoff Date and (G) all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including “proceeds,” as defined in the UCC as in effect in the applicable jurisdiction) and Recoveries with respect thereto; and

(iii) on each Business Day occurring before the earlier of (x) the occurrence of an Early Amortization Event specified in clause (1) of Section 5.01 of the Indenture and (y) the Trust Termination Date, on which day a new Receivable is created in connection with an Account other than a Redesignated Account after the related Redesignation Date or related Removal and Reassignment Date, as applicable (each such Business Day being a “Transfer Date”), (A) all of its right, title and interest in, to and under such Receivable and all Related Security, including the Transferor’s interest in the security interests granted by the Dealers in the related Vehicles and any subordinated security interests in other Collateral with respect to such Receivable owned by the Transferor at the close of business on the applicable Transfer Date, (B) all of its rights under the Receivables Purchase Agreement with respect to such Receivable, (C) all of its rights under the related Sales and Service Agreement, (D) all of its rights under intercreditor agreements with third-party creditors of Dealers with respect to the related Account, (E) all of its rights under the related Floorplan Financing Agreement, (F) all proceeds of the foregoing owned by the Transferor at the close of business on the Transfer Date and (G) all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including “proceeds,” as defined in the UCC as in effect in the applicable jurisdiction) and Recoveries with respect thereto.

The parties intend that all transfers described above constitute sales and not transfers for security for a loan. The parties agree that if any transfer described above is not deemed to be a sale, (i) the Transferor is deemed to have granted, and does hereby grant, to the Issuer a first priority perfected security interest in all of the Transferor’s right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables arising in connection with the Accounts now existing and hereafter created, all Related Security, all other personal property described from time to time in Section 2.01(a) and all proceeds thereof (including “proceeds,” as defined in the UCC as in effect in the applicable jurisdiction) and Recoveries with respect thereto, (ii) this Agreement constitutes a security agreement and (iii) the Transferor and the Issuer each represents and warrants as to itself only that each remittance of any collections with respect to the Receivables or any other proceeds to the Issuer, or its assignee, thereof under this Agreement, will have been (A) in payment of a debt incurred by the Transferor in the ordinary course of business or financial affairs of the Transferor and the Issuer and (B) made in the ordinary course of business or financial affairs of the Transferor and the Issuer.

Notwithstanding anything herein to the contrary, the Issuer hereby acknowledges and agrees that it shall be subject to the first sentence of Section 6.01(c) of the Receivables Purchase Agreement.

(b) The foregoing sales, and any subsequent transfers of additional assets, do not constitute, and are not intended to result in, the creation or an assumption by the Issuer of any obligation of the Transferor, the Servicer, the Seller, GM or any other Person in connection with the Accounts, the related Receivables or any agreement or instrument relating thereto, including any obligation to any Dealers or GM. The foregoing transfers are not transfers of the Accounts; they are transfers of the Receivables arising in connection therewith and the Related Security.

(c) In connection with such sales, the Transferor will, to the extent it has not done so, record and file, at its own expense, a financing statement on form UCC-1 or any other applicable form (and continuation statements when applicable) with respect to the Receivables transferred by the Transferor for the sale of “instruments”, “chattel paper”, “general intangibles”, “payment intangibles” or “accounts” (each as defined in the UCC as in effect in the applicable jurisdiction) meeting the requirements of Applicable Law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of the Receivables and the Related Security to the Issuer, and to deliver a file-stamped copy of such financing statements or other evidence of such filing to the Issuer within 10 days after the first Series Issuance Date, in the case of the Initial Accounts, and (if any additional filing is so necessary) the applicable Addition Date, in the case of Additional Accounts. The Owner Trustee and the Indenture Trustee will be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing under Applicable Law in connection with such sales.

(d) In connection with such sales, at its own expense, on or before the first Series Issuance Date, in the case of the Initial Accounts, and the applicable Addition Date, in the case of Additional Accounts, the Transferor has or will (to the extent it has not done so):

(i) indicate in its books and records (and with respect to (C) below, in its computer files), and cause the Seller to indicate in its books and records (and with respect to (C) below, in its computer files) as required by the Receivables Purchase Agreement, that the Receivables arising in connection with the Accounts and the Related Security: (A) have been sold or assigned, as the case may be, to the Transferor pursuant to the Receivables Purchase Agreement, then (B) transferred by the Transferor to the Issuer pursuant to this Agreement and then (C) pledged by the Issuer to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture;

(ii) in the case of the Initial Accounts, deliver to the Issuer and the Indenture Trustee (or cause the Seller to do so) the Initial Account Schedule; and

(iii) in the case of Additional Accounts, deliver to the Issuer and the Indenture Trustee (or cause the Seller to do so) each applicable Additional Account Schedule.

The Account Schedule, as amended, supplemented or otherwise modified from time to time will be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

(e) In consideration for the sale of Receivables arising in connection with each Initial Account and the Related Security and other personal property described in Section 2.01(a)(i), on the first Series Issuance Date, the Issuer has paid to the Transferor consideration in the form of cash, an increase in value of the Transferor Interest or other valuable consideration having value reasonably equivalent to the value of the assets so conveyed on such date. On any date after the first Series Issuance Date on which the Transferor has acquired from GMF additional Receivables and Related Security and other related personal property pursuant to the Receivables Purchase Agreement, the Issuer shall purchase such assets from the Transferor. In consideration for any such purchase of Receivables and the Related Security and other related personal property, the Issuer will pay to the Transferor on the related Transfer Date or less frequently if so agreed by the Transferor and the Issuer an amount equal to the amount paid therefor by the Transferor in the form of any cash drawn or withheld from amounts on deposit in the Collection Account or the Excess Funding Account or amounts held by the Servicer in accordance with the Basic Documents, which amounts have not been, and are not required to be, allocated to the Noteholders or otherwise allocated to the holders of the Transferor Interest pursuant to the Indenture or any Indenture Supplement or other valuable consideration having value reasonably equivalent to the value of the assets so conveyed on such date. The purchase price will not be materially less favorable than prices for transactions of a generally similar character at the time of the acquisition, taking into account the quality of the Receivables, the Transferor’s cost of acquiring the Receivables and a reasonable return on such costs, and other pertinent factors; provided, that such consideration will in any event not be less than reasonably equivalent value therefor.

Section 2.02 Acceptance by the Issuer.

The Issuer hereby acknowledges its acceptance of all right, title and interest previously held by the Transferor to the property, now existing and hereafter created, conveyed to the Issuer pursuant to Section 2.01, and declares it will maintain all right, title and interest in the property in accordance with and subject to the terms of the Basic Documents. The Issuer further acknowledges that, before or simultaneously with the execution and delivery of this Agreement, the Transferor has delivered the Initial Account Schedule in accordance with the terms hereof.

Section 2.03 Representations and Warranties of Transferor Relating to Itself and this Agreement.

(a) Representations and Warranties. The Transferor hereby represents and warrants to the Issuer (and agrees that the Indenture Trustee may conclusively rely on each such representation and warranty) as of each Series Issuance Date (unless another date is specified below) that:

(i) Organization and Good Standing. The Transferor is a limited liability company duly formed and validly existing and in good standing under the laws of the jurisdiction of its formation and has, in all material respects, full power, authority and legal right to own its properties and conduct its business as such properties are currently owned and such business is currently conducted, and to execute, deliver and perform its obligations under this Agreement and the Receivables Purchase Agreement.

(ii) Due Qualification. The Transferor is duly qualified to do business and, where necessary, is in good standing as a foreign corporation (or is exempt from such requirement) and has obtained all necessary licenses and approvals in each jurisdiction where the conduct of its business requires such qualification, except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations under this Agreement or the Receivables Purchase Agreement.

(iii) Due Authorization. The Transferor has duly authorized by all necessary action on its part the execution and delivery of this Agreement and the Receivables Purchase Agreement and the consummation by the Transferor of the transactions provided for or contemplated by this Agreement and the Receivables Purchase Agreement.

(iv) No Conflict. The Transferor’s execution and delivery of this Agreement and the Receivables Purchase Agreement, its performance of the transactions contemplated by this Agreement and the Receivables Purchase Agreement and the fulfillment of the terms hereof and thereof applicable to it, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Transferor is a party or by which it or its properties are bound.

(v) No Violation. The Transferor’s execution and delivery of this Agreement and the Receivables Purchase Agreement, its performance of the transactions contemplated by this Agreement and the Receivables Purchase Agreement and the fulfillment of the terms hereof and thereof applicable to it, will not conflict with or violate any material Requirements of Law applicable to it.

(vi) No Proceedings. There are no proceedings pending or, to the best of its knowledge, no proceedings threatened or investigations pending or threatened against the Transferor before or by any Governmental Authority (A) asserting the invalidity of this Agreement or the Receivables Purchase Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Receivables Purchase Agreement, (C) seeking any determination or ruling that, in its reasonable judgment, would materially and adversely affect its performance of its obligations under this Agreement or the Receivables Purchase Agreement, (D) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Receivables Purchase Agreement or (E) seeking to affect adversely the income tax characterization of the Issuer under the United States federal or any other applicable state or local jurisdiction’s income, single business or franchise tax systems.

(vii) All Consents Required. All material authorizations, consents, orders, approvals or other actions of any Governmental Authority required to be obtained or effected by the Transferor in connection with its execution and delivery of this Agreement and the Receivables Purchase Agreement, its performance of the transactions contemplated by this Agreement and the Receivables Purchase Agreement and the fulfillment of the terms hereof and thereof applicable to it, have been duly obtained or effected and are in full force and effect.

(viii) Enforceability. This Agreement and the Receivables Purchase Agreement each constitutes a legal, valid and binding obligation of the Transferor, enforceable against it in accordance with the terms hereof or thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(ix) Valid Transfer. This Agreement or, in the case of Additional Accounts, the related Assignment constitutes a valid transfer and assignment to the Issuer of all right, title and interest of the Transferor in the related Receivables and the Related Security and the proceeds thereof and all of the Transferor’s rights, remedies, powers and privileges with respect to the Receivables under the Receivables Purchase Agreement or constitutes a granting to the Issuer of an enforceable first priority perfected security interest (as defined in the UCC as in effect in the applicable jurisdiction) in the property now existing and hereafter created, and, upon the filing of the financing statements described in Section 2.01(c) and, in the case of the Receivables and the Related Security hereafter created and the proceeds thereof, upon the creation thereof, the Issuer will have a first priority perfected ownership interest or security interest in such property, except for Permitted Liens. Except as otherwise provided in the Basic Documents, neither the Transferor nor any Person claiming through or under it has any claim to or interest in the Trust Property.

(b) Notice of Breach. The representations and warranties set forth in Section 2.03(a) survive the transfer and assignment of the Receivables and Related Security to the Issuer. If any Responsible Officer of the Transferor, the Owner Trustee or the Servicer, or any Trustee Officer of the Indenture Trustee, has actual knowledge of a breach of any of the foregoing representations and warranties, the party discovering such breach will give prompt written notice thereof to the other parties.

Section 2.04 Representations and Warranties of Transferor Relating to Receivables and Accounts.

(a) Representations and Warranties. The Transferor hereby represents and warrants to the Issuer that:

(i) Each Receivable and its Related Security existing (x) on the first Series Issuance Date in the case of the Receivables in an Initial Account, (y) on the related Addition Date in the case of Receivables existing in an Additional Account on such date and (z) on the related Transfer Date in the case of Receivables not included in clause (x) or (y), is being sold on such date free and clear of any Lien (other than Permitted Liens), and all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Transferor in connection with the transfer of such Receivable and Related Security on such date have been duly obtained, effected or given and are in full force and effect.

(ii) (A) Each Initial Account is an Eligible Account as of the Cutoff Date and (B) each Additional Account is an Eligible Account as of the applicable Additional Cutoff Date.

(iii) As of the Cutoff Date (in the case of Receivables existing in an Initial Account on such date), the related Additional Cutoff Date (in the case of a Receivable existing in the related Additional Account on such date), or the related Transfer Date (in the case of any other Receivable), such Receivable is an Eligible Receivable or, if such Receivable is not an Eligible Receivable, such Receivable is being conveyed to the Transferor in accordance with Section 2.01 and no selection procedures reasonably believed to be adverse to the Noteholders have been used in selecting the Accounts.

(iv) This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Receivables, Related Security and other personal property described in Section 2.01(a) in favor of the Issuer, which security interest is prior to all other Liens (other than Permitted Liens), and is enforceable as such as against creditors of and purchasers from the Transferor.

(v) The Receivables constitute “instruments”, “chattel paper”, “general intangibles”, “payment intangibles” or “accounts” within the meaning of the UCC.

(vi) The Transferor owns and has good and marketable title to the Receivables, Related Security and other personal property described in Section 2.01(a), free and clear of any Lien (other than Permitted Liens).

(vii) The Transferor has caused or will have caused, within ten days after the initial Series Issuance Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in the Receivables, Related Security and other personal property described in Section 2.01(a), to the extent perfection with respect to such property may be effected by filing under the UCC, granted to the Issuer hereunder.

(viii) The Transferor has not authorized the filing of and is not aware of any financing statements against the Transferor that include a description of collateral covering the Receivables, Related Security or other personal property described in Section 2.01(a) other than any financing statement (i) relating to the security interest granted to the Issuer hereunder, (ii) that has been terminated or as to which the secured party has released its security interest with respect to collateral covering the Receivables, Related Security or other personal property described in Section 2.01(a), or (iii) that was filed with respect to Permitted Liens.

(ix) Account Schedule. As of the Cutoff Date, the Initial Account Schedule is an accurate and complete listing in all material respects of all the Initial Accounts and the information contained therein with respect to the identity of such Initial Accounts and the Principal Receivables arising in connection therewith is true and correct in all material respects. As of the applicable Additional Cutoff Date, the Additional Account Schedule is an accurate and complete listing in all material respects of all the related Additional Accounts and the information contained therein with respect to the identity of such Additional Accounts and the Principal Receivables arising in connection therewith is true and correct in all material respects.

(b) Notice of Breach. The representations and warranties set forth in Section 2.04(a) survive the transfer and assignment of the Receivables and Related Security to the Issuer. If any Responsible Officer of the Transferor, the Owner Trustee or the Servicer, or any Trustee Officer of the Indenture Trustee, has actual knowledge of a breach of any of the foregoing representations and warranties, the party discovering such breach will give prompt written notice thereof to the other parties.

(c) Reassignment upon Breach. If any representation or warranty under Section 2.04(a) is not true and correct as of the date specified therein with respect to a Receivable and such breach has a material adverse effect on such Receivable, then, within 60 days after the earlier to occur of the discovery of any such breach by the Transferor, or receipt by the Transferor of written notice of any such breach (specifying the nature thereof) given by the Issuer, the Indenture Trustee or the Servicer, the Transferor will accept reassignment of such Receivable on the Determination Date immediately succeeding the expiration of such 60-day period on the terms and conditions set forth in the next succeeding paragraph; provided, however, that no such reassignment will be required to be accepted if, by the end of such 60-day period, the representations and warranties that were the subject of such breach are then true and correct and any material adverse effect caused by the breach has been cured.

The balance of any Principal Receivable subject to reassignment pursuant to this Section 2.04(c) shall be excluded from the Pool Balance on or before the last day of the Collection Period in which the reassignment obligation arises. If such deduction would cause the Adjusted Pool Balance to fall below the Required Participation Amount, then either (i) pursuant to Section 2.06, the Transferor shall designate additional Eligible Accounts as Additional Accounts, such that the Adjusted Pool Balance exceeds the Required Participation Amount, or (ii) the

Transferor shall deposit into the Excess Funding Account in immediately available funds the Transferor Deposit Amount; provided, however, that if the Transferor fails to transfer the Receivables and Related Security arising in connection with such Additional Accounts, or if the related Transferor Deposit Amount is not deposited as required by this sentence, then collections in respect of such Reassigned Receivable will continue to be included in Interest Collections and Principal Collections. After the transfer by the Transferor of Receivables and Related Security with respect to Additional Accounts or payment by the Transferor of the Transferor Deposit Amount, if any, the Issuer will automatically and without further action be deemed to transfer, assign, set over and otherwise convey to the Transferor, without recourse, representation or warranty, all the right, title and interest of the Issuer in and to such Receivable, all Related Security and all moneys due or to become due with respect thereto and all proceeds thereof. The Issuer will execute such documents and instruments of transfer or assignment and take such other actions as are reasonably requested by the Transferor to effect the conveyance of such Receivable pursuant to this Section. The obligation of the Transferor to accept reassignment of any such Receivable and to transfer Receivables and Related Security arising in connection with Additional Accounts or pay any related Transferor Deposit Amount constitutes the sole remedy with respect to the event of the type specified in the first sentence of this Section 2.04(c) available to the Issuer and the Noteholders (or the Indenture Trustee on behalf of the Noteholders).

Section 2.05 Covenants of Transferor.

The Transferor hereby covenants that:

(a) No Liens. Except for the conveyances hereunder or as provided in the Basic Documents, the Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on, any Receivable or any Related Security or the other personal property described in Section 2.01(a), whether now existing or hereafter created, or any interest therein, or the Transferor’s rights, remedies, powers or privileges with respect to such Receivables under the Receivables Purchase Agreement to which it is a party, and the Transferor will defend the right, title and interest of the Issuer and the Indenture Trustee in, to and under such Receivables and the Related Security and other personal property, whether now existing or hereafter created, and such rights, remedies, powers and privileges, against all claims of third parties claiming through or under the Transferor.

(b) Account Allocations. If the Transferor is unable for any reason to transfer Receivables to the Issuer, then the Transferor agrees that it will allocate, after the occurrence of such event, Collections received in respect of each related Account as follows: (i) Principal Collections will be allocated first to the oldest outstanding Principal Receivables owned by the Issuer until the amount of such Principal Receivables (measured as of the date the Transferor is unable for any reason to transfer Receivables to the Issuer, for purposes of this Section 2.05(b)) has been reduced to zero; and (ii) Interest Collections in respect of such Account will be allocated to the Issuer on the basis of the ratio of the Principal Receivables owned by the Issuer in connection with such Account on the date of determination to the total amount of Principal Receivables in connection with such Account on such date of determination, and the remainder of such Interest Collections will be allocated to the Transferor.

(c) Delivery of Collections. If the Transferor, the Seller or any Affiliate thereof receives payments in respect of the Receivables transferred to the Issuer by the Transferor, the Transferor and the Seller will pay or cause to be paid to the Servicer all such payments as soon as practicable after receipt thereof, but in no event later than two Business Days after such receipt.

(d) Notice of Liens. The Transferor will notify the Owner Trustee and the Indenture Trustee promptly after becoming aware of any Lien on any Receivable, Related Security or other personal property transferred by the Transferor hereunder other than Permitted Liens.

(e) Compliance with Law. The Transferor will comply in all material respects with all Requirements of Law applicable to it.

(f) Transferor Interest. Except for (A) the conveyances hereunder, in connection with any transaction permitted by Section 2.12 of the Indenture or (B) conveyances with respect to which a Required Federal Income Tax Opinion has been delivered to the Issuer and the Indenture Trustee, the Transferor agrees not to sell, transfer, assign, participate, pledge, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in the share of the Transferor Interest owned by it and any such attempted sale, transfer, assignment, exchange, conveyance, pledge, hypothecation or grant will be void; provided, however, that nothing in this Section 2.05(f) prevents the owner of an interest in the Transferor Interest from granting to an Affiliate a participation interest or other beneficial interest in the rights to receive cash flows related to the Transferor Interest so long as (1) such interest does not grant such Affiliate any rights hereunder or delegate to such Affiliate any obligations or duties hereunder, (2) the transferor of such interest obtains the prior written consent of the Transferor and (3) a Required Federal Income Tax Opinion has been delivered to the Issuer and the Indenture Trustee.

(g) Limited Liability Company Agreement. The Transferor will comply in all material respects with the Limited Liability Company Agreement.

(h) Board of Managers. The board of managers of the Transferor shall consider the interests of the Transferor’s creditors when making decisions.

(i) Consolidation or Merger. Upon any consolidation or merger of the Transferor, the person formed by or surviving such consolidation or merger (if other than the Transferor) shall expressly assume in writing the performance or observance of every agreement and covenant on the part of the Transferor under the Basic Documents. The Transferor shall provide copies of such assumption agreement to the Rating Agencies.

(j) Possession. The Servicer, or a custodian appointed by the Servicer, is holding the Floorplan Financing Agreements that create the Receivables solely on behalf and for the benefit of the Indenture Trustee, to the extent relating to the Receivables.

(k) Amounts Related to Adjustments. If the principal balance of any Receivable is reduced due to a Dealer rebate, billing error, returned merchandise or other similar noncash items, then the Transferor Interest will be reduced by a corresponding amount and, if the Adjusted Pool Balance is less than the Required Participation Amount as a result of such reduction, the Transferor will deposit the lesser of (i) the amount of such reduction or (ii) the difference between the Adjusted Pool Balance and the Required Participation Amount into the Excess Funding Account on the Business Day on which such reduction occurs. In addition, if GMF, as Seller, pays any amounts received by GMF, as Seller, from non-GM Manufacturers in connection with any Dealer termination, to the Transferor, as Purchaser, pursuant to the Receivables Purchase Agreement (including Section 2.04(viii) thereof) or any other provision thereof, the Transferor shall pay such amounts to the Issuer and deposit, or cause to be deposited, such amounts into the Collection Account on the date such amount is received by the Transferor.

Section 2.06 Designation of Additional Accounts.

(a) Required Addition or Deposit. If, on the last day of any Collection Period, the Adjusted Pool Balance on such day is less than the Required Participation Amount on such day, then the Transferor shall, by the Distribution Date following the last day of such Collection Period, either (i) designate additional Eligible Accounts as Additional Accounts such that, after giving effect to the transfer to the Issuer on the applicable Addition Date of all Receivables (and the Related Security) arising in connection with such Additional Accounts, the Adjusted Pool Balance at the close of business on such Addition Date will be at least equal to the Required Participation Amount as of the last day of such Collection Period or (ii) deposit into the Excess Funding Account in immediately available funds the amount by which the Adjusted Pool Balance is less than the Required Participation Amount as of the last day of such Collection Period. The Transferor will satisfy the conditions specified in Section 2.06(d) in designating such Additional Accounts and transferring the related Receivables to the Issuer. The failure of the Transferor to transfer Receivables (and the Related Security) in connection with any Additional Account to the Issuer as provided in this Section 2.06(a) solely as a result of the unavailability of a sufficient amount of Receivables will not constitute a breach of this Agreement; provided, however, that any such failure may nevertheless result in the occurrence of an Early Amortization Event.

(b) Optional Addition. The Transferor may, from time to time, at its sole discretion and subject to the conditions specified in Section 2.06(d), designate additional Eligible Accounts as Additional Accounts and transfer to the Issuer the Receivables (and the Related Security) arising in connection with such Additional Accounts. If (i) the aggregate number of Additional Accounts designated by the Transferor in any calendar quarter or the aggregate amount of Principal Receivables arising in connection with such Additional Accounts as of the related Additional Cutoff Dates in such calendar quarter exceeds 10% of the number of all designated Accounts or 10% of the aggregate amount of all Principal Receivables, respectively, as of the first day of such calendar quarter, or (ii) the aggregate number of Additional Accounts designated by the Transferor in any calendar year or the aggregate amount of Principal Receivables arising in connection with such Additional Accounts as of the related Additional Cutoff Dates in such calendar year exceeds 20% of the number of all designated Accounts or 20% of the aggregate amount of all Principal Receivables, respectively, as of the first day of such calendar year, then notice of such designations of Additional Accounts shall be given to each Rating Agency.

(c) Addition Notices. All Receivables, Related Security and other personal property arising in connection with any Additional Accounts owned by the Transferor at the close of business on the applicable Additional Cutoff Date will be transferred to the Issuer under Section 2.01(a)(ii) on a date (the “Addition Date”) specified in a written notice provided by the Transferor (or the Servicer on its behalf) to the Issuer and the Indenture Trustee and, if required pursuant to Section 2.06(b), each Rating Agency, specifying the Additional Cutoff Date and the Addition Date for such Additional Accounts (the “Addition Notice”) on or before the second Business Day but not earlier than the 30th day before the related Addition Date (the “Notice Date”).

(d) Conditions. On or before the related Addition Date each of the following conditions shall be satisfied:

(i) the Servicer shall provide to the Issuer, the Indenture Trustee and, if applicable, each Rating Agency, a timely Addition Notice;

(ii) the Transferor shall deliver to the Issuer a duly executed written assignment (including an acceptance by the Issuer and the Servicer) in substantially the form of Exhibit A (the “Assignment”), along with the applicable Additional Account Schedule in accordance with Section 2.01(d)(iii);

(iii) the Transferor shall deliver (or cause to be delivered) to the Servicer all Collections with respect to such Additional Accounts for all Dates of Processing after the Additional Cutoff Date;

(iv) the Transferor shall represent and warrant that:

(A) each such Additional Account is an Eligible Account as of the Additional Cutoff Date;

(B) no selection procedures reasonably believed by the Transferor to be adverse to the interests of the Noteholders were used in selecting such Additional Accounts;

(C) the Additional Account Schedule delivered pursuant to clause (ii) above is true and correct in all material respects as of the Additional Cutoff Date;

(D) as of each of the Notice Date and the Addition Date, none of the Seller, the Transferor or the Servicer is insolvent or will be made insolvent by the transfer contemplated by the related Addition Notice and none of them is aware of any events or circumstances that could reasonably be expected to lead to its insolvency; and

(E) the addition of the Receivables arising in connection with such Additional Accounts will not, in the reasonable belief of the Transferor, cause an Early Amortization Event to occur; and

(v) the Transferor shall deliver to the Issuer and the Indenture Trustee an Officer’s Certificate confirming, to the best of such officer’s knowledge, the satisfaction of each of the conditions set forth in clauses (i) through (iv) above. The Indenture Trustee may conclusively rely on such Officer’s Certificate and has no duty to make inquiries with regard to the matters set forth therein and will incur no liability in so relying.

(e) Representations and Warranties. The Transferor hereby represents and warrants on each Addition Date as to the matters set forth in clause (iv) of Section 2.06(d). These representations and warranties will survive the transfer of the respective Receivables and the Related Security to the Issuer. Upon discovery by the Transferor, the Servicer, the Issuer or the Indenture Trustee of a material breach of any of these representations and warranties, the party discovering such breach will give prompt written notice thereof to the other parties. If any such breach has a material adverse effect on the related Receivable, the provisions of Section 2.04(c) will apply.

Section 2.07 Redesignation of Accounts Without Removal of Receivables.

(a) Optional Redesignation. On any date, the Transferor has the right to redesignate one or more Accounts as Redesignated Accounts and cease transferring to the Issuer Receivables and the Related Security arising in such Redesignated Accounts after the Redesignation Date.

(b) Conditions. To redesignate Accounts as provided in Section 2.07(a), the Transferor (or the Servicer on its behalf) shall take the following actions and make the following determinations:

(i) not less than five Business Days prior to the Redesignation Date, deliver to the Issuer, the Servicer (if the Servicer is not GMF), the Indenture Trustee and each Rating Agency a written notice specifying the Accounts to be designated as Redesignated Accounts and the applicable Redesignation Date (a “Redesignation Notice”);

(ii) on or prior to the date that is five Business Days after the Redesignation Date, deliver to the Indenture Trustee a computer file or written list containing a true and complete list of the Redesignated Accounts and specifying for each such Redesignated Account, as of the Redesignation Date, its account number and the aggregate amount of Principal Receivables outstanding in such Redesignated Account;

(iii) from and after such Redesignation Date, cease to transfer to the Issuer any and all Receivables arising in such Redesignated Accounts;

(iv) from and after such Redesignation Date, allocate all principal collections received on any Receivables relating to each such Redesignated Account until the Determination Date on which the amount of the remaining Principal Receivables owned by the Issuer is reduced to zero (the “Removal Date”);

(v) on each Business Day from and after such Redesignation Date to and until the related Removal Date, allocate (A) to the Issuer, all Interest Collections in respect of each Redesignated Account on the basis of the ratio of the Principal Receivables owned by the Issuer in connection with such Redesignated Account on the date of determination to the total amount of Principal Receivables in connection with such Redesignated Account on such date of determination and (B) to the Transferor the remainder of the Interest Collections in respect of each such Redesignated Account;

(vi) the redesignation of any such Account on the Redesignation Date will not, in the reasonable belief of the Transferor, cause an Early Amortization Event to occur or cause the Adjusted Pool Balance to be less than the Required Participation Amount;

(vii) no selection procedures reasonably believed by the Transferor to be materially adverse to the interests of the Noteholders were used in selecting the Redesignated Accounts;

(viii) the Redesignation Notice delivered pursuant to clause (i) above is true and correct in all material respects as of its date; and

(ix) deliver to the Issuer and the Indenture Trustee an Officer’s Certificate confirming, to the best of such officer’s knowledge, the satisfaction of each of the conditions set forth in clauses (vi) through (viii) above. The Indenture Trustee may conclusively rely on such Officer’s Certificate and has no duty to make inquiries with regard to the matters set forth therein and will incur no liability in so relying.

(c) Subject to Section 2.07(b) and upon satisfaction of the conditions therein, on the Removal Date with respect to any such Redesignated Account, such Redesignated Account shall be deemed removed from designation to the Issuer for all purposes. Within five Business Days after the Removal Date, the Issuer shall deliver to the Transferor a reassignment in substantially the form of Exhibit B (the “Reassignment”), together with appropriate UCC financing statements.

(d) Notwithstanding the foregoing, the Transferor may, for administrative convenience, remove from the Account Schedule Accounts for which the financing has been terminated and that have an outstanding balance of zero without delivering a Redesignation Notice, Additional Account Schedule or a Reassignment. The Transferor (or the Servicer) will reflect such removals on each Account Schedule delivered pursuant to Section 2.1(d).

Section 2.08 Redesignation of Accounts With Removal of Receivables.

(a) If, as of the close of business as of the last day of any Collection Period, the Adjusted Pool Balance is greater than the Required Participation Amount as of the related Distribution Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Distribution Date), then the Transferor may redesignate one or more Accounts as Redesignated Accounts and cause the Issuer to reassign the then existing Receivables in such Redesignated Accounts (the “Removed Receivables”) to the Transferor, without any consideration therefor in the manner prescribed in Section 2.08(b); provided, however, that no more than one such redesignation of Accounts and reassignment of Receivables pursuant to this Section 2.08(a) may occur during any calendar month.

(b) To redesignate Accounts and cause the Issuer to reassign the Removed Receivables as provided in Section 2.08(a), the Transferor (or the Servicer on its behalf) shall take the following actions and make the following determinations:

(i) not less than five Business Days before the Removal and Reassignment Date furnish a written notice (the “Removal Notice”) to the Issuer, the Servicer (if the Servicer is not GMF), the Indenture Trustee and each Rating Agency specifying the Redesignated Accounts and the balance of the then existing Principal Receivables in such Redesignated Accounts which are to be reassigned from the Issuer to the Transferor and the date on which such designation of Redesignated Accounts and reassignment of such Removed Receivables is to occur (the “Removal and Reassignment Date”);

(ii) on or prior to the date that is five Business Days after the Removal and Reassignment Date, deliver to the Indenture Trustee a computer file or written list containing a true and complete list of the Redesignated Accounts and specifying for each such Redesignated Account, as of the Removal and Reassignment Date, its account number and the aggregate amount of Principal Receivables outstanding in such Redesignated Account;

(iii) from and after the Removal and Redesignation Date, cease to transfer to the Issuer any and all Receivables arising in such Redesignated Account;

(iv) deliver an Officer’s Certificate confirming, to the best of such officer’s knowledge, that:

(a)    the list delivered pursuant to clause (ii) above, as of the Removal and Reassignment Date, is true and complete in all material respects;

(b)    such reassignment will not, in the reasonable belief of the Transferor, cause an Early Amortization Event to occur or cause the Adjusted Pool Balance to be less than the Required Participation Amount after giving effect to such reassignment; and

(c) no selection procedures reasonably believed by the Transferor to be materially adverse to the interests of the Noteholders were used in selecting the Redesignated Accounts;

(v) the Rating Agency Condition shall have been satisfied with respect to such removal of Receivables and redesignation of Accounts.

On each Business Day from and after the Removal and Reassignment Date with respect to a Redesignated Account, the Servicer shall distribute all Collections received with respect to the related Removed Receivables at the direction of the Transferor.

Upon satisfaction of the above conditions, on the Removal and Reassignment Date with respect to any Redesignated Account, the Transferor and the Servicer shall cease to allocate to the Issuer any Collections therefrom. On the Removal and Reassignment Date, each such Redesignated Account shall be deemed removed from designation to the Issuer for all purposes. Within five Business Days after the Removal and Reassignment Date, the Issuer shall deliver to the Transferor a Reassignment, together with appropriate UCC financing statements.

Section 2.09 Transfer of Ineligible Receivables.

The Transferor may, at its sole option, transfer to the Issuer on each Transfer Date all or any portion of the Ineligible Receivables originated in any Account, provided, however, that (i) on the applicable Transfer Date, such Account is an Eligible Account and (ii) the Transferor indicates in its books and records that the related Ineligible Receivables were sold to the Issuer on the related Transfer Date.

ARTICLE III

ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 3.01 Acceptance of Appointment and Other Matters Relating to Servicer.

(a) The Servicer will service, manage, administer and make collections on the Receivables, all in accordance with its customary and usual servicing procedures for servicing dealer floorplan receivables comparable to the Receivables that the Servicer services for its own account or others, in accordance with the Floorplan Financing Agreements and in accordance with the applicable Floorplan Financing Guidelines, except where the failure to comply with the Floorplan Financing Agreements and the Floorplan Financing Guidelines will not materially and adversely affect the rights or interests of the Issuer or the Noteholders. The Servicer has full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration that it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to Section 6.01, the Servicer is hereby authorized and empowered, unless such power and authority is revoked by the Indenture Trustee upon the occurrence of a Servicer Termination Event pursuant to Section 6.01, to do, and the Servicer shall do, each of the following:

(i) to make deposits into the Collection Account and to instruct the Indenture Trustee to make withdrawals and payments from the Collection Account, the Excess Funding Account and any Series Account as set forth in this Agreement, the Indenture or any Indenture Supplement and, in connection therewith, perform all calculations (including any allocations of funds and other amounts) required to be performed by the Servicer as provided in this Agreement, the Indenture or any Indenture Supplement;

(ii) to execute and deliver, on behalf of the Issuer, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable Requirements of Law, to commence enforcement proceedings with respect to such Receivables;

(iii) to make any filings, reports, notices, applications, registrations with, and seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Issuer as may be necessary or advisable to comply with any federal or state securities laws or reporting requirement; and

(iv) to execute and deliver any filings, certificates, affidavits or other instruments required under the Sarbanes-Oxley Act of 2002, to the extent permitted by Applicable Law.

The Issuer, the Owner Trustee and, at the written request of the Servicer, the Indenture Trustee will furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

(b) If the Transferor is unable for any reason to transfer Receivables to the Issuer in accordance with the provisions of this Agreement then, in any such event, the Servicer agrees (i) to give prompt written notice thereof to the Indenture Trustee and the Issuer and (ii) after the occurrence of such event, to allocate Collections received (on a “first in, first out” basis) in respect of each related Account in a manner consistent with Section 2.05(b).

(c) The Servicer will not be obligated to use servicing procedures, offices, employees or accounts for servicing the Receivables different from the procedures, offices, employees and accounts used by the Servicer in connection with servicing other floorplan receivables.

(d) The Servicer will comply with the applicable Floorplan Financing Agreements relating to the Accounts and the applicable Floorplan Financing Guidelines, except insofar as any failure to so comply or perform would not materially and adversely affect the rights or interests of the Issuer or the Noteholders. Subject to compliance with all Requirements of Law, the Servicer may change the terms and provisions of any of the Floorplan Financing Agreements (including the reference rate and the spread over the reference rate upon which interest on the Receivables is calculated) or its Floorplan Financing Guidelines in any respect in accordance with the terms thereof and its customary servicing practices.

(e) The Servicer hereby agrees to perform the obligations and actions referred to in the Indenture, any Indenture Supplement or any other Basic Document as being performed or taken by the Servicer.

Section 3.02 Servicing Compensation.

(a) As full compensation for its servicing activities hereunder and under the other Basic Documents and reimbursement for its expenses as set forth in the immediately following paragraph, the Servicer is entitled to receive the Servicing Fee on each Distribution Date on or before the Trust Termination Date payable in arrears. The Servicing Fee is payable to the Servicer solely to the extent amounts are available for payment therefor in accordance with the terms of the Indenture Supplements and the terms hereof. The Servicer may, in its sole discretion, waive the Servicing Fee for any Distribution Date by written notice to the Indenture Trustee on or before the related Determination Date; provided, that delivery of the Servicer’s Certificate indicating waiver of the Servicing Fee shall be deemed to constitute such written notice.

(b) The Servicer will be required to pay all expenses incurred by it in connection with its servicing activities hereunder and under the other Basic Documents, including (i) to the extent not paid pursuant to the Indenture and the Indenture Supplements, all reasonable fees and disbursements of the Owner Trustee, the Indenture Trustee and independent accountants, (ii) taxes imposed on the Servicer and (iii) expenses incurred in connection with making distributions and providing reports to the Noteholders and others.

(c) On each Distribution Date, the holders of the Transferor Interest shall pay to the Servicer, or the Servicer may retain from Interest Collections otherwise distributable to holders of the Transferor Interest, the portion of the Servicing Fee equal to the Servicing Fee minus the aggregate of the Monthly Servicing Fees for all Outstanding Series, as specified in the related Indenture Supplements, and in no event will the holders of the Transferor Interest be liable for the Monthly Servicing Fee with respect to any Series. In the event that the Servicer waives the Servicing Fee for any Distribution Date, the portion of the waived Servicing Fee payable by the holders of the Transferor Interest shall be reimbursed to the Servicer solely to the extent that Interest Collections allocated to the holders of the Transferor Interest are available therefor in accordance with the Basic Documents.

Section 3.03 Representations, Warranties and Covenants of Servicer.

(a) Representations and Warranties. GMF, as Servicer, hereby makes to the Issuer and the Transferor, and any Successor Servicer by its appointment hereunder will make (with appropriate adjustments to clause (i), if necessary, because of its form of organization), on each Series Issuance Date (and on the date of any such appointment) the following representations, warranties and covenants:

(i) Organization and Good Standing. It is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has, in all material respects, full corporate power, authority and legal rights to own its properties and conduct its floorplan receivable servicing business as such properties are currently owned and as such business is currently conducted, and to execute, deliver and perform its obligations under this Agreement.

(ii) Due Qualification. It is duly qualified to do business and, where necessary, is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction where the servicing of the Receivables as required by this Agreement requires such qualification, except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations under this Agreement.

(iii) Due Authorization. It has duly authorized by all necessary action on its part the execution and delivery of this Agreement and the consummation of the transactions provided for or contemplated by this Agreement.

(iv) No Conflict. Its execution and delivery of this Agreement, its performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to it, do not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it or its properties are bound.

(v) No Violation. Its execution and delivery of this Agreement, its performance of the transactions contemplated by this Agreement and its fulfillment of the terms hereof applicable to it do not conflict with or violate any material Requirement of Law applicable to it.

(vi) No Proceedings. There are no proceedings pending or, to the best of its knowledge, no proceedings threatened or investigations pending or threatened against it before or by any Governmental Authority (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (C) seeking any determination or ruling that, in its reasonable judgment, would materially and adversely affect its performance of its obligations under this Agreement or (D) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

(vii) All Consents Required. All material authorizations, consents, orders, approvals or other actions of any Governmental Authority required to be obtained or effected by the Servicer in connection with its execution and delivery of this Agreement, its performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to it, have been duly obtained or effected and are in full force and effect.

(viii) Enforceability. This Agreement constitutes the legal, valid and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect affecting the enforcement of creditors’ rights and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

(ix) Compliance with Requirements of Law. It has satisfied and will continue to duly satisfy all obligations on its part to be fulfilled under or in connection with the Receivables and the Accounts, will maintain in effect all qualifications required under Requirements of Law in order to service properly the Receivables and the Accounts and has complied and will continue to comply in all material respects with all Requirements of Law in connection with servicing the Receivables and the Accounts the failure to comply with which would have a material adverse effect on the interests of the Noteholders or the holders of the Transferor Interest.

(x) No Rescission or Cancellation. It has not permitted and will continue not to permit any rescission or cancellation of a Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority.

(xi) Protection of Beneficiaries’ Rights. It has not taken and will continue to take no action, nor omit to take any action, that would impair the rights or interests of the Noteholders or the holders of the Transferor Interest in the Receivables nor has it nor will it reschedule, revise or defer payments due on any Receivable except in accordance with the applicable Floorplan Financing Guidelines.

(xii) Negative Pledge. Except for Permitted Liens, it has not and will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable transferred and assigned to the Issuer, whether now existing or hereafter created, or any interest therein, and it has and will continue to defend the rights, title and interest of the Issuer in, to and under any Receivable transferred and assigned to the Issuer, whether now existing or hereafter created, against all claims of third parties claiming through or under the Transferor or the Servicer.

(b) Notice of Breach. The representations and warranties set forth in Section 3.03(a) survive the transfer and assignment of the Receivables and Related Security to the Issuer. If any Responsible Officer of the Transferor, the Owner Trustee or the Servicer, or any Trustee Officer of the Indenture Trustee, has actual knowledge of a breach of any of the foregoing representations and warranties, the party discovering such breach will give prompt written notice thereof to the other parties.

(c) Purchase upon Breach. If any representation or warranty or covenant set forth in clauses (ix) through (xii) of Section 3.03(a) is not true and correct in any material respect (or, in the case of (ix), in any respect) as of the date made with respect to any Receivable and such breach has a material adverse effect on a Receivable included in the Collateral, then, within 60 days of the earlier to occur of the discovery of any such breach by the Servicer, or receipt by the Servicer of written notice of any such breach given by the Issuer, the Indenture Trustee or the Transferor, the Servicer will purchase such Receivable at the end of such 60-day period on the terms and conditions set forth in the next succeeding paragraph; provided, however, that no such purchase will be required to be made if, by the end of such 60-day period the representations and warranties that were the subject of such breach are then true and correct in all material respects and any material adverse effect caused by the breach has been cured.

The Servicer will effect such purchase by depositing into the Collection Account in immediately available funds an amount equal to the Purchase Price of such Receivable. Upon purchase of any such Receivable, but only after the deposit by the Servicer of the Purchase Price of such Receivable, the Issuer will automatically and without further action be deemed to transfer, assign, set over and otherwise convey to the Servicer, without recourse, representation or warranty, all the right, title and interest of the Issuer in and to such Receivable, all Related Security and all moneys due or to become due with respect thereto and all proceeds thereof. The Issuer will execute such documents and instruments of transfer or assignment and take such other actions as are reasonably requested by the Servicer to effect the conveyance of such Receivables pursuant to this Section. The obligation of the Servicer to purchase any such Receivable and to deposit the Purchase Price of such Receivable into the Collection Account, constitutes the sole remedy with respect to the event of the type specified in the first sentence of this Section 3.03(c) available to the Issuer and the Noteholders (or the Indenture Trustee on behalf of the Noteholders).

Section 3.04 Preparation of Servicer’s Certificate.

On or before each Distribution Date, with respect to each outstanding Series, the Servicer will deliver (facsimile delivery being acceptable) to the Issuer, the Owner Trustee and the Indenture Trustee the monthly Servicer’s Certificate for such Distribution Date substantially in the form set forth in the related Indenture Supplement. The Servicer will also deliver the Servicer’s Certificate to each Rating Agency on the same date the Servicer’s Certificate is publicly available (provided that if the Servicer’s Certificate is not made publicly available, the Servicer will deliver it to each Rating Agency, no later than the 15th of each month (or if not a Business Day, the next succeeding Business Day)). The Indenture Trustee shall make such Servicer’s Certificate available to the Noteholders in accordance with the related Indenture Supplement.

Section 3.05 Annual Statement as to Compliance.

(a) To the extent required by Section 1123 of Regulation AB, the Servicer shall deliver to the Indenture Trustee, the Owner Trustee and each Rating Agency, on or before March 31 (or 90 days after the end of the Issuer’s fiscal year, if other than December 31) of each year (regardless of whether the Seller has ceased filing reports under the Exchange Act), beginning on March 31, 2014, an officer’s certificate signed by any Responsible Officer of the Servicer, dated as of December 31 of the previous calendar year, stating that (i) a review of the activities of the Servicer during the preceding calendar year (or such other period as shall have elapsed from the Initial Closing Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer’s supervision, and (ii) to such officer’s knowledge, based on such review, the Servicer has fulfilled in all material respects all its obligations under this Agreement throughout such period, or, if there has been a failure to fulfill any such obligation in any material respect, identifying each such failure known to such officer and the nature and status of such failure.

(b) The Servicer will deliver to the Issuer, on or before March 31 (or 90 days after the end of the Issuer’s fiscal year, if other than December 31) of each year, beginning on March 31, 2014, a report regarding the Servicer’s assessment of compliance with certain minimum servicing criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

(c) To the extent required by Regulation AB, the Servicer will cause any affiliated servicer or any other party deemed to be participating in the servicing function pursuant to Item 1122 of Regulation AB to provide to the Issuer, on or before March 31 (or 90 days after the end of the Issuer’s fiscal year, if other than December 31) of each year, beginning on March 31, 2014, a report regarding such party’s assessment of compliance with certain minimum servicing criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

(d) Wells Fargo Bank, National Association acknowledges, in its capacity as Indenture Trustee under the Basic Documents, that to the extent it is deemed to be participating in the servicing function pursuant to Item 1122 of Regulation AB, it will take any action reasonably requested by the Servicer to ensure compliance with the requirements of Section 3.05(d) and Section 3.06(b) hereof and with Item 1122 of Regulation AB. Such required documentation will be delivered to the Servicer by March 15 of each calendar year.

Section 3.06 Annual Independent Public Accountants’ Reports.

(a) The Servicer shall cause a firm of nationally recognized independent certified public accountants (the “Independent Accountants”), who may also render other services to the Servicer or its Affiliates, to deliver to the Owner Trustee and the Indenture Trustee, on or before March 31 (or 90 days after the end of the Issuer’s fiscal year, if other than December 31) of each year, beginning in March 31, 2014, a report, dated as of December 31 of the preceding calendar year, addressed to the board of directors of the Servicer, providing its attestation report on the servicing assessment delivered pursuant to Section 3.05(b), including disclosure of any material instance of non-compliance, as required by Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB. Such attestation will be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

(b) Each party required to deliver an assessment of compliance described in Section 3.05(c) shall cause Independent Accountants, who may also render other services to such party or its Affiliates, to deliver to the Owner Trustee, the Indenture Trustee and the Servicer, on or before March 31 (or 90 days after the end of the Issuer’s fiscal year, if other than December 31) of each year, beginning in March 31, 2014, a report, dated as of December 31 of the preceding calendar year, addressed to the board of directors of such party, providing its attestation report on the servicing assessment delivered pursuant to Section 3.05(c), including disclosure of any material instance of non-compliance, as required by Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB. Such attestation will be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

(c) The Servicer shall cause a firm of Independent Accountants, who may also render other services to the Servicer or to the Transferor, (1) to deliver to the Owner Trustee and the Indenture Trustee, on or before April 30 (or 120 days after the end of the Servicer’s fiscal year, if other than December 31) of each year, beginning on April 30, 2014, with respect to the twelve months ended the immediately preceding December 31 (or other applicable date) (or such other period as shall have elapsed from the Closing Date to the date of such certificate (which period shall not be less than six months)), a copy of the Form 10-K filed with the United States Securities and Exchange Commission for General Motors Financial Company, Inc., which filing includes a statement that such audit was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; and (2) upon request of the Owner Trustee or the Indenture Trustee, to issue an acknowledgement to the effect that such firm has audited the books and records of General Motors Financial Company, Inc., in which the Servicer is included as a consolidated subsidiary, and issued its report pursuant to item (1) of this section and that the accounting firm is independent of the Transferor and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

Section 3.07 Notices to GMF.

If GMF is no longer acting as Servicer, any Successor Servicer appointed pursuant to Section 6.02 will deliver or make available to GMF, as the case may be, each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to Sections 3.04, 3.05 and 3.06.

Section 3.08 Adjustments.

If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Receivable and such Collection was received by the Servicer in the form of a check that is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer will appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored check is received will be deemed not to have been paid.

Section 3.09 Reports.

The Servicer will, on behalf of the Issuer, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder, and also cause to be filed those reports required to be filed by the Issuer pursuant to Section 7.03 of the Indenture. The Transferor will, at the expense of the Servicer, cooperate in any reasonable request of the Servicer in connection with such filings.

Section 3.10 Excess Funding Account.

On each Business Day on which funds are on deposit in the Excess Funding Account, the Servicer will determine the amount, if any, by which the Adjusted Pool Balance exceeds the Required Participation Amount on such date and may instruct the Indenture Trustee in writing to withdraw any such excess from the Excess Funding Account and pay such amount to the Issuer for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement.

Section 3.11 Cash Management Account.

If GMF receives a payment from a Dealer under a Floorplan Financing Agreement relating to an Account and the Dealer directs the Servicer to credit such payment to the Cash Management Account, such payment shall be allocated to the holders of the Transferor Interest and distributed to such holders; provided, that GMF shall deposit all or a portion of such amount to the Excess Funding Account to the extent necessary, if at all, so that, at the time of such receipt and after giving effect to other deposits to the Excess Funding Account under the Indenture and any Indenture Supplement, the Adjusted Pool Balance is not less than the Required Participation Amount.

ARTICLE IV

OTHER MATTERS RELATING TO TRANSFEROR

Section 4.01 Increases in the Overcollateralization Amount.

To the extent provided in an Indenture Supplement, the Transferor may increase the related Overcollateralization Amount (or a portion thereof), and rescind all or a part of such increase, in accordance with the terms of such Indenture Supplement.

ARTICLE V

OTHER MATTERS RELATING TO SERVICER

Section 5.01 Liability of Servicer.

The Servicer will be liable under this Agreement and the other Basic Documents only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

Section 5.02 Merger or Consolidation of, or Assumption of Obligations of, Servicer(a) . The Servicer may not dissolve, liquidate, consolidate with or merge into any other Person or convey, transfer or sell its properties and assets substantially as an entirety to any Person unless such Person is an Eligible Servicer and the Person (if other than the Servicer) formed by or surviving such consolidation or merger or that acquires by conveyance, transfer or sale the properties and assets of the Servicer substantially as an entirety, the case may be, will be and existing under the laws of the United States of America or any state thereof or the District of Columbia, and expressly assumes, by a supplemental agreement executed and delivered to the Owner Trustee and the Indenture Trustee, in form reasonably satisfactory to the Owner Trustee and the Indenture Trustee, the performance of every covenant and obligation of the Servicer hereunder. The Servicer shall provide the Rating Agencies notice of such consolidation, merger or transfer of assets..

Section 5.03 Limitation on Liability of Servicer and Others.

Subject to Section 5.01, neither the Servicer nor any of its directors, officers, employees or agents will be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or any other Person for any action taken in good faith or for refraining in good faith from the taking of any action in the capacity as Servicer under this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision does not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful wrongdoing, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any of its directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer will not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities hereunder and that in its reasonable opinion may involve it in any expense or liability.

Section 5.04 Servicer Indemnification of Issuer, Owner Trustee and Indenture Trustee.

(a) The Servicer will indemnify and hold harmless each of the Issuer, the Owner Trustee, the Indenture Trustee and any trustees predecessor thereto and their respective directors, officers, employees and agents from and against any and all loss, liability, claim, expense, damage or injury suffered or sustained thereby by reason of (1) any acts of the Servicer in connection with this Agreement or any failure to act in accordance with this Agreement or (2) the acceptance or performance of the trusts and duties contained herein in the case of the Owner Trustee and the Indenture Trustee; provided, however, that the Servicer will not indemnify the Issuer, the Owner Trustee or the Indenture Trustee for:

(i) any such loss, liability, claim, expense, damage or injury arising from the willful misconduct, negligence or bad faith of the Owner Trustee or from the willful misconduct, negligence or bad faith of the Indenture Trustee, as applicable;

(ii) any liabilities, costs or expenses of the Issuer with respect to any action taken by the Owner Trustee or the Indenture Trustee at the request of any Noteholders to the extent that the Owner Trustee or the Indenture Trustee is fully indemnified by such Noteholders with respect to such action; or

(iii) with respect to any United States federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by the Issuer or any Noteholder in connection herewith or with the Indenture to any taxing authority.

(b) Any indemnification pursuant to this Section will not be payable from the Trust Property. The Servicer’s obligations under this Section survive the termination of this Agreement or the Issuer or the earlier removal or resignation of the Owner Trustee or the Indenture Trustee, as applicable.

Section 5.05 Servicer Not to Resign.

The Servicer may not resign from the obligations and duties hereby imposed on it, except:

(i) upon determination that (A) the performance of its duties hereunder is no longer permissible under Applicable Law and (B) there is no reasonable action that the Servicer could take to make the performance of its duties hereunder permissible under Applicable Law; or

(ii) upon the assumption of such obligations and duties by a successor Servicer in compliance with the requirements set forth in Section 6.02.

Any determination permitting the resignation of the Servicer must be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Issuer and the Indenture Trustee. Upon such determination permitting such resignation, the Indenture Trustee shall, at the written direction of Holders of Notes evidencing more than 50% of the Outstanding Principal Amount of all Notes, appoint any Person qualifying as an Eligible Servicer as the Successor Servicer. If within 120 days after the date of the determination that the Servicer may no longer act as Servicer under clause (i) above the Indenture Trustee is unable to appoint a Successor Servicer, the Indenture Trustee shall serve as Successor Servicer. The Indenture Trustee may, however, delegate certain or all of its servicing, collection, enforcement and administrative duties hereunder with respect to the Accounts and the Receivables to any Person who agrees to conduct such duties in accordance with the applicable Floorplan Financing Guidelines and this Agreement, or later appoint a Successor Servicer. Notwithstanding the foregoing, the Indenture Trustee shall, if it is unwilling or legally unable so to act, petition a court of competent jurisdiction to appoint any Person qualifying as an Eligible Servicer as the Successor Servicer hereunder. No resignation will become effective until the Indenture Trustee or a Successor Servicer has assumed the responsibilities and obligations of the Servicer in accordance with Section 6.02. The Indenture Trustee shall give prompt notice to the Administrator (which shall give prompt notice to each Rating Agency) upon the appointment of a Successor Servicer.

Section 5.06 Access to Certain Documentation and Information Regarding Receivables.

The Servicer will provide to the Owner Trustee and the Indenture Trustee access to the documentation regarding the Accounts and the related Receivables in such cases where the Owner Trustee or the Indenture Trustee, as applicable, is required in connection with the enforcement of the rights of the Noteholders, or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (i) upon reasonable written request, (ii) during normal business hours, (iii) subject to the Servicer’s normal security and confidentiality procedures and (iv) at offices designated by the Servicer. Nothing in this Section will derogate from the obligation of the Transferor, the Owner Trustee, the Indenture Trustee or the Servicer to observe any Applicable Law prohibiting disclosure of information regarding the Dealers and the failure of the Servicer to provide access as provided in this Section as a result of such law will not constitute a breach of this Section.

Section 5.07 Delegation of Duties.

The Servicer may, at any time without notice or consent, delegate (a) any or all of its duties (including, without limitation, its duties as custodian under this Agreement and any other Basic Document) to any of its Affiliates or (b) specific duties to sub-contractors who are in the business of performing such duties; provided, that no such delegation shall relieve the Servicer of its responsibility with respect to such duties and the Servicer shall remain obligated and liable to the Issuer and the Indenture Trustee for its duties hereunder as if the Servicer alone were performing such duties. For any servicing activities delegated to third parties in accordance with this Section 5.07, the Servicer shall follow such policies and procedures to monitor the performance of such third parties and compliance with such servicing activities as the Servicer follows with respect to comparable receivables serviced by the Servicer for its own account.

Section 5.08 Examination of Records.

The Transferor and the Servicer will indicate generally in its respective computer files or other records that the Receivables arising in connection with the Accounts have been transferred to the Issuer pursuant to this Agreement for the benefit of the Noteholders. Each of the Transferor and the Servicer will, before the sale or transfer to a third party of any receivable held in its custody, examine its computer and other records to determine that such receivable is not a Receivable.

ARTICLE VI

SERVICER DEFAULTS

Section 6.01 Servicer Termination Event.

(a) If any Servicer Termination Event shall have occurred, so long as the Servicer Termination Event has not been remedied, either the Indenture Trustee or the Holders of Notes evidencing more than 50% of the Outstanding Principal Amount of all Notes, by notice then given to the Servicer and the Owner Trustee (and to the Indenture Trustee if given by the Noteholders) (a “Termination Notice”), may terminate all but not less than all the rights and obligations of the Servicer as Servicer under this Agreement and the other Basic Documents.

(b) After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer is appointed by the Indenture Trustee pursuant to Section 6.02, all authority and power of the Servicer under this Agreement will pass to and be vested in the Successor Servicer (a “Servicing Transfer”); and, without limitation, the Indenture Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Servicing Transfer. The Servicer agrees to cooperate with the Indenture Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including all authority over all Collections that are held by the Servicer for deposit on the date of transfer, or that have been deposited by the Servicer, in the Collection Account, or that thereafter are received with respect to the Receivables, and in assisting the Successor Servicer. The Servicer will within 20 Business Days transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and will promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer reasonably requests; provided, that the Servicer shall not be required to transfer any licensed software or trademarked products to the Successor Servicer. To the extent that compliance with this Section requires the Servicer to disclose to the Successor Servicer information of any kind which the Servicer deems to be confidential, the Successor Servicer will enter into such customary licensing and confidentiality agreements as the Servicer deems reasonably necessary to protect its interests. The Successor Servicer shall not be responsible for acts or errors of the predecessor Servicer, and will not be responsible to pay the fees and disbursements described in Section 3.02(b)(i), to make any advances of delinquent interest, to repurchase Receivables, or to pay any taxes on behalf of the Issuer.

Section 6.02 Indenture Trustee to Act; Appointment of Successor.

(a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 6.01(a), the Servicer will continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Indenture Trustee or until a date mutually agreed upon by the Servicer and the Indenture Trustee.

The Indenture Trustee shall, at the written direction of Holders of Notes evidencing more than 50% of the Outstanding Principal Amount of all Notes and as promptly as possible after the giving of a Termination Notice, appoint an Eligible Servicer as a successor servicer (the “Successor Servicer”), and such Successor Servicer will accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. If a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action will automatically be appointed the Successor Servicer. The Indenture Trustee, as Successor Servicer, may delegate any or all of its servicing obligations to an Affiliate or agent in accordance with Sections 3.01(a), 5.02 and 5.05. Notwithstanding the foregoing, the Indenture Trustee may, if it is unwilling or legally unable to so act, solicit bids from Eligible Servicers as described in Section 6.02(c) or petition at the expense of the Servicer a court of competent jurisdiction to appoint any Person qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Indenture Trustee shall give prompt notice to the Administrator (which shall give prompt notice to each Rating Agency) upon the appointment of a Successor Servicer.

(b) Upon its appointment, the Successor Servicer will be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and will be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer will be deemed to refer to the Successor Servicer.

(c) In connection with any Termination Notice, if a Successor Servicer is not appointed by Noteholders as described in Section 6.02(a), and the Indenture Trustee is unwilling or legally unable to act as Successor Servicer, the Indenture Trustee may solicit and review bids which it obtains from Eligible Servicers and may appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation not in excess of the Servicing Fee (provided that if all such bids exceed the Servicing Fee, the holder of the Transferor Interest at its own expense shall pay when due the amount of any compensation in excess of the Servicing Fee); provided, however, that the holder of the Transferor Interest shall be responsible for payment of the holder of the Transferor Interest’s portion of the Servicing Fee as determined pursuant to the Basic Documents and all other amounts in excess of the Monthly Servicing Fee, and that no such monthly compensation paid out of Collections allocable to the Noteholders shall be in excess of the Monthly Servicing Fee permitted to be paid to the Servicer. The holder of the Transferor Interest agrees that if GMF (or any Successor Servicer) is terminated as Servicer hereunder, the portion of Interest Collections to be paid to the holder of the Transferor Interest shall be reduced by an amount sufficient to pay the holder of the Transferor Interest’s share of the compensation of the Successor Servicer.

(d) All authority and power granted to the Successor Servicer under this Agreement will automatically cease and terminate upon termination of the Indenture and the Trust Termination Date, and will pass to and be vested in the Transferor and, without limitation, the Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing of the Receivables. The Successor Servicer will transfer its electronic records relating to the Receivables to GMF or its designee in such electronic form as it may reasonably request and will transfer all other records, correspondence and documents to it in the manner and at such times as it may reasonably request. To the extent that compliance with this Section requires the Successor Servicer to disclose to GMF information of any kind which the Successor Servicer deems to be confidential, GMF will enter into such customary licensing and confidentiality agreements as the Successor Servicer may deem necessary to protect its interests.

(e) By its acknowledgement and acceptance of this Agreement, the Indenture Trustee agrees to perform the obligations and duties imposed on the Indenture Trustee under this Agreement.

Section 6.03 Notification to Noteholders.

Within five Business Days after the Servicer becomes aware of any Servicer Termination Event, the Servicer will give written notice thereof, in the form of an Officer’s Certificate including a description of its efforts to perform its obligations, to the Issuer, the Indenture Trustee and each Rating Agency and the Indenture Trustee will provide a copy of such notice to the Noteholders. Upon any termination or appointment of a Successor Servicer pursuant to this Article VI, the Indenture Trustee will give prompt notice thereof to the Noteholders and to the Transferor and the Transferor will provide a copy of such notice to each of the Rating Agencies.

Section 6.04 Waiver of Past Defaults.

Holders of Notes evidencing a majority of the Outstanding Principal Amount of the Notes of all affected Series as of the close of business on the preceding Distribution Date (or, if all of the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, the holder of the Transferor Interest) voting as a single class, may, on behalf of all Noteholders and holders of the Transferor Interest, waive any default by the Servicer in the performance of its obligations hereunder and under the Receivables Purchase Agreement and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement, the Receivables Purchase Agreement and the other Basic Documents. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

ARTICLE VII

TERMINATION

Section 7.01 Termination of Agreement.

This Agreement and the respective obligations and responsibilities of the Transferor and the Servicer under this Agreement will terminate, except with respect to the duties described in Section 5.04, on the Trust Termination Date.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.01 Amendment.

(a) This Agreement may be amended by the parties hereto from time to time prior to, or in connection with, the issuance of the first Series of Notes under the Indenture without the requirement of any consents or the satisfaction of any conditions set forth below. This Agreement may be amended from time to time by the parties hereto, by a written instrument signed by each of them, without the consent of any of the Noteholders; provided that:

(i) the Transferor or the Servicer has delivered to the Indenture Trustee and the Issuer an Officer’s Certificate, dated the date of any such amendment, stating that it reasonably believes that such amendment will not adversely affect in any material respect the interests of any Noteholder; and

(ii) the Transferor has delivered to the Indenture Trustee and the Issuer a Required Federal Income Tax Opinion;

Additionally, notwithstanding the preceding sentence, this Agreement may be amended by the parties hereto without the consent of any of the Noteholders to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Issuer to avoid the imposition of state or local income or franchise taxes imposed on the Issuer’s property or its income; provided, however, that:

(i) the Transferor delivers to the Indenture Trustee and the Issuer an Officer’s Certificate to the effect that the proposed amendments meet the requirements set forth in this subsection;

(ii) the Transferor has delivered to the Indenture Trustee and the Issuer a Required Federal Income Tax Opinion; and

(iii) such amendment does not affect the rights, duties or obligations of the Indenture Trustee hereunder.

(b) This Agreement may also be amended from time to time by the parties hereto, with the consent of the Majority Noteholders of all affected Series for which the Transferor has not delivered an Officer’s Certificate stating that the amendment will not adversely affect in any material respect the interests of any Noteholder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, that the Transferor has delivered to the Indenture Trustee and the Issuer a Required Federal Income Tax Opinion; and provided, however, that no such amendment may:

(i) reduce in any manner the amount of or delay the timing of any distributions to be made to Noteholders or deposits of amounts to be so distributed (by way of illustration, and not limitation, changes in the definition of Early Amortization Event that decrease the likelihood of the occurrence thereof will not be considered delays in the timing of distributions for purposes of this clause) without the consent of each affected Noteholder; or

(ii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Noteholder.

(c) Prior to the execution of any such amendment, the Servicer shall give notice of the substance thereof to each Rating Agency. Promptly after the execution of any such amendment, the Administrator will notify the Indenture Trustee, and the Servicer will notify each Rating Agency of the substance of such amendment.

(d) If Noteholders or the Owner Trustee are required to consent to any proposed amendment pursuant to this Section, such Person need not consent to or approve the particular form of such amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders is subject to such reasonable requirements as the Indenture Trustee prescribes.

(e) Any amendment entered into pursuant to this Section 8.01 which affects the rights, duties, immunities or liabilities of the Owner Trustee shall require the Owner Trustee’s written consent.

Section 8.02 Protection of Right, Title and Interest to Issuer.

(a) The Servicer will cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Indenture Trustee’s and the Issuer’s right, title, and interest in and to the Trust Property to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law to preserve and protect the right, title and interest of the Indenture Trustee and the Issuer hereunder to all property of the Issuer. The Servicer will deliver to the Indenture Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Transferor will cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section.

(b) Within 30 days after the Transferor or GMF makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with Section 8.02(a) seriously misleading within the meaning of Section 9-506 of the UCC as in effect in the applicable jurisdiction, the Transferor or GMF, as applicable, will give the Issuer notice of any such change and will file such financing statements or amendments as may be necessary to continue the perfection of the Issuer’s security interest (as defined in the UCC as in effect in the applicable jurisdiction) in the Receivables and the proceeds thereof.

(c) The Transferor or the Servicer, as applicable, will give the Issuer and the Indenture Trustee prompt written notice of any (i) relocation of any office from which it services Receivables or keeps records concerning the Receivables or of its principal executive office and (ii) change in the jurisdiction of its formation and whether, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and will file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Issuer’s security interest (as defined in the UCC as in effect in the applicable jurisdiction) in the Receivables and the proceeds thereof. The Transferor and the Servicer will at all times maintain each office from which it services Receivables and its principal executive office and jurisdiction of formation within the United States of America.

(d) The Servicer will deliver to the Issuer and the Indenture Trustee, upon the execution and delivery of each amendment of this Agreement, an Opinion of Counsel to the effect that any such amendment of this Agreement:

(i) has been entered into in accordance with the terms of this Agreement;

(ii) has been duly authorized, executed and delivered by the Transferor and the Servicer and constitutes the legal, valid and binding agreement of the Transferor and the Servicer, as applicable, enforceable in accordance with its terms.

Section 8.03 No Petition.

Each of the Transferor, the Servicer, GMF (if it is no longer the Servicer and other than in its capacity as a member of the Transferor), each Noteholder (by accepting a Note or a beneficial interest therein), each holder of an interest in the Transferor Interest (by accepting such interest) and the Indenture Trustee (by accepting the benefits of this Agreement) hereby covenants and agrees that it will not at any time institute, or join with any other Person in instituting, against the Transferor or the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under any United States federal or state bankruptcy or similar law.

Section 8.04 Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 8.05 Notices.

All notices, demands, instructions, consents and other communications required or permitted under this Agreement must be in writing and will be deemed to have been duly given if personally delivered or sent by first class or express mail (postage prepaid) or national courier service or by facsimile transmission or other electronic communication device capable of transmitting or creating a written record and followed by first class mail. Unless otherwise specified in a notice sent in accordance with the provisions of this Section, notices, demands, instructions, consents and other communications in writing will be given to the respective parties at their respective addresses as follows: (i) in the case of the Transferor, 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, Attention: Chief Financial Officer, (ii) in the case of GMF, 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, Attention: Chief Financial Officer and

(iii) in the case of the Issuer or Owner Trustee, to GMF Floorplan Owner Revolving Trust, c/o Deutsche Bank Trust Company Delaware, 1011 Centre Road, Suite 200, Wilmington, DE 19805-1266, Attention: Corporate Trust Administration—GMF Floorplan Owner Revolving Trust, with a copy to Deutsche Bank Trust Company Americas, 60 Wall Street, 27th floor, New York, NY 10005, Attn: TAS/Structure Finance Services; or, as to each party, at such other address as may be designated by such party in a written notice to each other party. All notices are deemed to be duly given upon receipt.

Section 8.06 Severability of Provisions.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 8.07 Further Assurances.

The Transferor and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Issuer or the Indenture Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction. The Transferor hereby authorizes the Issuer to file any financing statement, including financing statements describing the collateral as “all assets of the debtor” or words to similar effect.

Section 8.08 No Waiver; Cumulative Remedies.

No failure to exercise and no delay in exercising, on the part of the Issuer or the Indenture Trustee, any right, remedy, power or privilege under this Agreement will operate as a waiver thereof; nor will any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 8.09 Counterparts.

This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which will be an original, but all of which together will constitute one and the same instrument. Delivery of executed signature pages to this Agreement by facsimile or other electronic transmission shall constitute and be effective as delivery of a manually executed signature page hereto.

Section 8.10 Third-Party Beneficiaries.

This Agreement will be binding upon and inure to the benefit of the parties hereto, the Indenture Trustee, the Owner Trustee, the holders of the Transferor Interest, and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, no other Person will have any right or obligation hereunder.

Section 8.11 Rule 144A Information.

For so long as any of the Notes of any Series or Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, at any time when the Issuer is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, each of the Transferor, the Issuer, the Servicer agree to cooperate with one another to provide to any Noteholders of such Series or Class and to any prospective purchaser of Notes designated by such Noteholder, upon the request of such Noteholder or prospective-purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

Section 8.12 Merger and Integration.

Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

Section 8.13 Headings.

The headings herein are for purposes of reference only and do not otherwise affect the meaning or interpretation or any provision of this Agreement.

Section 8.14 Limitation of Liability of Owner Trustee.

It is expressly understood and agreed by the parties that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware, but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank Trust Company Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

IN WITNESS WHEREOF, the Transferor, the Issuer and the Servicer have caused this Agreement to be duly executed by their respective duly authorized officers, all as of the day and year first above written.

GMF WHOLESALE RECEIVABLES LLC, as Transferor

By:	/s/ Robert T. Pigott III
Name:	Robert T. Pigott III
Title:	Assistant Vice President, Corporate Finance

GMF FLOORPLAN OWNER REVOLVING TRUST, as Issuer

By:	Deutsche Bank Trust Company Delaware, not in its individual capacity, but solely as Owner Trustee

	By:	/s/ Eileen M. Hughes
	Name:	Eileen M. Hughes
	Title:	Attorney-in-fact

	By:	/s/ Maria Inoa
	Name:	Maria Inoa
	Title:	Attorney-in-fact

AMERICREDIT FINANCIAL SERVICES, INC. d/b/a GM FINANCIAL, as Servicer

By:	/s/ Sheli Fitzgerald
Name:	Sheli Fitzgerald
Title:	Vice President, Corporate Finance

ACKNOWLEDGED AND ACCEPTED:

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By:	/s/ Marianna C. Stershic
Name:	Marianna C. Stershic
Title:	Vice President

S-1	[Transfer & Servicing Agreement]

Exhibit A

FORM OF ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS

(As required by Section 2.06

of the Transfer and Servicing Agreement)

This ASSIGNMENT NO. ___ OF RECEIVABLES IN ADDITIONAL ACCOUNTS, dated as of [                     , 20 ], is by and among GMF WHOLESALE RECEIVABLES LLC, as Transferor, AMERICREDIT FINANCIAL SERVICES, INC. d/b/a GM FINANCIAL, as Servicer, and GMF FLOORPLAN OWNER REVOLVING TRUST, as Issuer, pursuant to the Transfer and Servicing Agreement referred to below.

RECITALS

A. The Transferor, the Servicer and the Issuer are parties to a Transfer and Servicing Agreement, dated as of March 27, 2013 (as amended, supplemented or otherwise modified from time to time, the “Transfer and Servicing Agreement”).

B. Pursuant to the Transfer and Servicing Agreement, the Transferor wishes to designate Additional Accounts as Accounts and to transfer the Receivables and Related Security arising in connection with such Additional Accounts, whether now existing or hereafter created, to the Issuer, to be further pledged to the Indenture Trustee.

C. The Issuer is willing to accept such designation and sale subject to the terms and conditions hereof.

The Transferor, the Servicer and the Issuer hereby agree as follows:

STATEMENT OF AGREEMENT

1. Defined Terms. All capitalized terms used herein have the meanings ascribed to them in the Annex of Definitions or the Transfer and Servicing Agreement unless otherwise defined herein:

“Addition Date” means, with respect to the Additional Accounts designated hereby, , 20 .

“Additional Cutoff Date” means, with respect to the Additional Accounts designated hereby, , 20 .

2. Designation of Additional Accounts. The Transferor hereby delivers herewith an updated Account Schedule reflecting such Additional Accounts, along with the Additional Account Schedule specifying for each such Additional Account, as of the Additional Cutoff Date, its account number and the aggregate amount of Principal Receivables of such Account.

3. Transfer of Receivables. The Transferor does hereby transfer, assign, set-over and otherwise convey, without recourse (except as expressly provided in the Transfer and Servicing Agreement), to the Issuer, on the Addition Date all of its right, title and interest in, to and under the Receivables arising in connection with such Additional Accounts and all Related Security with respect thereto owned by the Transferor and existing at the close of business on the Additional Cutoff Date and thereafter created from time to time, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including “proceeds,” as defined in the UCC as in effect in the applicable jurisdiction) and Recoveries with respect thereto. The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Issuer, of any obligation of the Servicer, the Transferor, GM or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Dealers, or GM.

In connection with such transfer, to the extent necessary giving effect to UCC financing statements already filed, the Transferor agrees to record and file, at its own expense, a financing statement on form UCC-1 (and continuation statements when applicable) with respect to the Receivables now existing and hereafter created for the sale of “instruments”, “chattel paper”, “general intangibles”, “payment intangibles” or “accounts” (as defined in the UCC as in effect in the applicable jurisdiction) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the transfer and assignment of the Receivables and the Related Security to the Issuer, and to deliver a file-stamped copy of such financing statements or other evidence of such filing to the Issuer within 10 days after the Addition Date. The Issuer is under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing under the UCC in connection with such transfer.

In connection with such transfer, the Transferor further agrees, at its own expense, on or before the Addition Date, to indicate in its books and records (and with respect to (B) below, in its computer records) that the Receivables and the Related Security (A) have been transferred or assigned to the Issuer pursuant to this Assignment and then (B) pledged by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders.

4. Acceptance by Issuer. Subject to the satisfaction of the conditions set forth in Section 2.06(d) of the Transfer and Servicing Agreement, the Issuer hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, transferred to the Issuer pursuant to Section 3 of this Assignment. The Issuer further acknowledges that, before or simultaneously with the execution and delivery of this Assignment, the Transferor delivered to the Issuer the updated Account Schedule and the Additional Account Schedule described in Section 2 of this Assignment.

5. Representations and Warranties of Transferor. The Transferor hereby represents and warrants to the Issuer, on behalf of the Issuer, as of the date of this Assignment and as of the Addition Date that:

(i) Organization and Good Standing. The Transferor is a limited liability company duly formed and validly existing and in good standing under the laws of the jurisdiction of its formation and has, in all material respects, full power, authority and legal right to own its properties and conduct its business as such properties are currently owned and such business is currently conducted, and to execute, deliver and perform its obligations under this Assignment.

(ii) Due Qualification. The Transferor is duly qualified to do business and, where necessary, is in good standing as a foreign corporation (or is exempt from such requirement) and has obtained all necessary licenses and approvals in each jurisdiction where the conduct of its business requires such qualification, except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations under this Assignment.

(iii) Due Authorization. The Transferor has duly authorized by all necessary action on its part the execution and delivery of this Assignment and the consummation by the Transferor of the transactions provided for or contemplated by this Assignment.

(iv) No Conflict. The Transferor’s execution and delivery of this Assignment, its performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof applicable to it, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Transferor is a party or by which it or its properties are bound.

(v) No Violation. The Transferor’s execution and delivery of this Assignment, its performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof applicable to it, will not conflict with or violate any material Requirements of Law applicable to it.

(vi) No Proceedings. There are no proceedings pending or, to the best of its knowledge, no proceedings threatened or investigations pending or threatened against the Transferor before or by any Governmental Authority (A) asserting the invalidity of this Assignment or the applicable Related Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (C) seeking any determination or ruling that, in its reasonable judgment, would materially and adversely affect its performance of its obligations under this Assignment, (D) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment or (E) seeking to affect adversely the income tax characterization of the Issuer under the United States federal or any other applicable state or local jurisdiction’s income, single business or franchise tax systems.

(vii) All Consents Required. All material authorizations, consents, orders, approvals or other actions of any Governmental Authority required to be obtained or effected by the Transferor in connection with its execution and delivery of this Assignment, its performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof and thereof applicable to it, have been duly obtained or effected and are in full force and effect.

(viii) Enforceability. This Assignment constitutes a legal, valid and binding obligation of the Transferor, enforceable against it in accordance with the terms hereof or thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(ix) Account Schedule. The Additional Account Schedule delivered pursuant to Section 2 of this Assignment is an accurate and complete listing in all material respects of all the related Additional Accounts and the information contained therein with respect to the identity of such Additional Accounts and the Principal Receivables arising in connection therewith is true and correct in all material respects as of the Additional Cutoff Date.

(x) Valid Transfer. This Assignment constitutes a valid transfer and assignment to the Issuer of all right, title and interest of the Transferor in the related Receivables and the Related Security and the proceeds thereof and all of the Transferor’s rights, remedies, powers and privileges with respect to the Receivables under the Receivables Purchase Agreement or constitutes a granting to the Issuer of an enforceable first priority perfected security interest (as defined in the UCC in effect in the applicable jurisdiction) in the property now existing and hereafter created and, upon the filing of the financing statements described in Section 2.01(c) of the Transfer and Servicing Agreement and, in the case of the Receivables and the Related Security hereafter created and the proceeds thereof, upon the creation thereof, the Issuer will have a first priority perfected security interest in such property except for Permitted Liens. Except as otherwise provided in this Assignment, neither the Transferor nor any Person claiming through or under it has any claim to or interest in the Trust Property.

6. Ratification of Agreement. As supplemented by this Assignment, the Transfer and Servicing Agreement is in all respects ratified and confirmed and the Transfer and Servicing Agreement as so supplemented by this Assignment is to be read, taken and construed as one and the same instrument.

7. Counterparts. This Assignment may be executed in two or more counterparts (and by different parties in separate counterparts), each of which will be an original but all of which together shall constitute one and the same instrument.

8. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

IN WITNESS WHEREOF, the Transferor, the Issuer and the Servicer have caused this Assignment to be duly executed by their respective duly authorized officers, all as of the day and year first above written.

GMF WHOLESALE RECEIVABLES LLC, as Transferor

By:
Name:
Title:

GMF FLOORPLAN OWNER REVOLVING TRUST, as Issuer

By: AMERICREDIT FINANCIAL SERVICES, INC. d/b/a GM FINANCIAL, as Administrator

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC. d/b/a GM FINANCIAL, as Servicer

By:
Name:
Title:

Exhibit B

FORM OF REASSIGNMENT OF RECEIVABLES IN REDESIGNATED ACCOUNTS

(Pursuant to Section [2.07][2.08]

of the Transfer and Servicing Agreement)

This REASSIGNMENT NO. __ OF RECEIVABLES IN REDESIGNATED ACCOUNTS dated as of [                      , 20        ], is by and among GMFWHOLESALE RECEIVABLES LLC, as Transferor, AMERICREDIT FINANCIAL SERVICES, INC. d/b/a GM FINANCIAL, as Servicer, and GMF FLOORPLAN OWNER REVOLVING TRUST, as Issuer, pursuant to the Transfer and Servicing Agreement referred to below.

RECITALS

A. The Transferor, the Servicer and the Issuer are parties to a Transfer and Servicing Agreement, dated as of March 27, 2013 (as amended, supplemented or otherwise modified from time to time, the “Transfer and Servicing Agreement”).

B. Pursuant to the Transfer and Servicing Agreement, the Transferor wishes to redesignate certain Accounts as Redesignated Accounts and to cause the Issuer to reconvey the Receivables in such Redesignated Account and the Related Security, whether now existing or hereafter created, and all amounts currently held by the Issuer or thereafter received by the Issuer in respect of such Redesignated Accounts.

C. The Issuer is willing to accept such redesignation and to reconvey such Receivables, Related Security and any related amounts held or received by the Issuer with respect thereto subject to the terms and conditions hereof.

The Transferor, the Servicer and the Issuer hereby agree as follows:

STATEMENT OF AGREEMENT

1. Defined Terms. All capitalized terms used herein have the meanings ascribed to them in the Annex of Definitions or the Transfer and Servicing Agreement unless otherwise defined herein:

[”Removal Date” means, with respect to the Redesignated Accounts designated hereby,        ,         .]

[”Removal and Reassignment Date” means, with respect to the Redesignated Accounts designated hereby,     ,         .]

2. Notice of [Redesignation][Removal]. Prior to or simultaneously with the execution and delivery of this Reassignment, the Transferor has delivered to the Issuer, the Servicer (if the Servicer is not GMF), the Indenture Trustee and the Rating Agencies the [Redesignation][Removal] Notice as provided in Section [2.07(b)(i)][2.08(b)(i)] of the Transfer and Servicing Agreement and the Issuer hereby acknowledges receipt thereof.

3. Conveyance of Receivables. The Issuer does hereby transfer, assign, set-over and otherwise convey to the Transferor, without recourse, representation or warranty on and after the Removal [and Reassignment] Date, all right, title and interest of the Issuer in, to and under all Receivables existing at the close of business on the Removal [and Reassignment] Date and thereafter created from time to time in the Redesignated Accounts identified on the [Redesignation][Removal] Notice, all Related Security thereof, all monies due or to become due and all amounts received with respect thereto (including all Interest Receivables), all proceeds thereof (including “proceeds,” as defined in the UCC as in effect in the applicable jurisdiction) and Recoveries with respect thereto.

If requested by the Transferor, in connection with such transfer, the Issuer agrees to execute and deliver to the Transferor on or before the date of this Reassignment, a termination statement with respect to the Receivables existing at the close of business on the Removal [and Reassignment] Date and thereafter created from time to time and Related Security thereof in the Redesignated Accounts identified on the [Redesignation][Removal] Notice (which may be a single termination statement with respect to all such Receivables and Related Security) evidencing the release by the Issuer of all of its right, title and interest in the Receivables in the Redesignated Accounts identified on the [Redesignation][Removal] Notice and the Related Security, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such lien.

4. Ratification of Agreement. As supplemented by this Reassignment, the Transfer and Servicing Agreement is in all respects ratified and confirmed and the Transfer and Servicing Agreement as so supplemented by this Reassignment is to be read, taken and construed as one and the same instrument.

5. Counterparts. This Reassignment may be executed in two or more counterparts (and by different parties in separate counterparts), each of which will be an original but all of which together shall constitute one and the same instrument.

6. GOVERNING LAW. THIS REASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[signature page to follow]

IN WITNESS WHEREOF, the Transferor, the Issuer and the Servicer have caused this Reassignment to be duly executed by their respective duly authorized officers, all as of the day and year first above written.

GMF WHOLESALE RECEIVABLES LLC, as Transferor

By;
Name:
Title:

GMF FLOORPLAN OWNER REVOLVING TRUST, as Issuer

By: AMERICREDIT FINANCIAL SERVICES, INC. d/b/a GM FINANCIAL, as Administrator

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC. d/b/a GM FINANCIAL, as Servicer

By:
Name:
Title:

Schedule I

ACCOUNT SCHEDULE

[ON FILE WITH THE INDENTURE TRUSTEE]

C-1